UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:

May 8, 2015

BDCA VENTURE, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53504	26-2582882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5251 DTC Parkway, Suite 1100
Greenwood Village, CO  80111
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (720) 889-0139

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 8, 2015, BDCA Venture, Inc. (the “Company”) responded to a letter, dated May 1, 2015 (the “May Letter), submitted on behalf of Bulldog Investors LLC (“Bulldog”) in which Bulldog stated its intent to set forth two proposals at the Company’s 2015 annual meeting of stockholders (the “Annual Meeting”).  The proposals included: (i) a plan to “maximize shareholder value” (the “Bulldog Plan”) and (ii) the nomination of three persons (the “Bulldog Nominees”) for election as directors of the Company.

For the reasons set forth in the Company’s response, which is attached as Exhibit 99.1 and is incorporated herein by this reference, the Company believes that the Bulldog Nominees are not eligible for election, and the Bulldog Plan is not eligible for consideration, at the Annual Meeting.

Item 9.01              Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.                                           Description

99.1	Company’s Response to Bulldog’s Letter dated May 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2015	BDCA VENTURE, INC.

	By:	/s/ Timothy J. Keating
Timothy J. Keating
President and Chief Executive Officer